UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2006

Safety Components International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

41 Stevens Street, Greenville, South Carolina 29605

(Address, Including Zip Code, of Principal Executive Offices)

(864) 240-2600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported, effective January 1, 2006 the Company began reporting in two operating segments – fabric and cushion. It had previously reported in one operating segment. The Company began reporting in two segments because of changes in early 2006 in the resource allocation decision-making process and the Company’s management. Pursuant to guidance provided by the U.S. Securities and Exchange Commission, we have recast in Exhibit 99.1 to this Current Report the following items that were contained in our Annual Report on Form 10-K for the year ended December 31, 2005 (the ”2005 10-K”):

•	Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Item 8: Financial Statements and Supplementary Data.

The information included in this Current Report is presented for information purposes only in connection with the change in our reportable segments. The financial information contained in this Current Report is presented as of December 31, 2005, and except as indicated above, this information has not been updated to reflect financial results subsequent to that date or any other changes since the date of the 2005 Form 10-K. There is no change to our previously reported consolidated operating results, financial condition or cash flows. The changes to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are to report sales and earnings before taxes in the new segments and to discuss these matters consistently with this presentation. The changes to Item 8, “Financial Statements and Supplementary Data” are to add note disclosure regarding segments.

Item 9.01. Financial Statements and Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial condition and Results of Operations, Report of Management on Internal Control over Financial Reporting and Audited Consolidated Financial Statements of Safety Components International, Inc., as of December 31, 2005 and December 31, 2004 and for each of the two years in the period ended December 31, 2005 and the nine-month period ended December 31, 2003, reflecting the change from one to two reportable segments effective January 1, 2006, including the Report of Registered Public Accounting Firm dated March 15, 2006, except as to Note 13, as to which the date is August 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFETY COMPONENTS INTERNATIONAL, INC.

By:	/s/ William F. Nelli
William F. Nelli, Controller and
Principal Financial and Accounting Officer

Date: September 1, 2006

Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Management’s Discussion and Analysis of Financial condition and Results of Operations, Report of Management on Internal Control over Financial Reporting and Audited Consolidated Financial Statements of Safety Components International, Inc., as of December 31, 2005 and December 31, 2004 and for each of the two years in the period ended December 31, 2005 and the nine-month period ended December 31, 2003, reflecting the change from one to two reportable segments effective January 1, 2006, including the Report of Registered Public Accounting Firm dated March 15, 2006, except as to Note 13, as to which the date is August 28, 2006.